Business Divestitures (Tables)	12 Months Ended
Dec. 31, 2012
Summarized Results of Operations for Discontinued Operations

Summarized results of operations for discontinued operations are as follows:

	Year Ended December 31,
(IN MILLIONS)	2012	2011	2010
Revenues	$—	$—	$8
Operating loss	—	—	(26)
Loss from operations before income taxes	—	—	(26)
Benefit for income taxes	—	—	9
Loss from operations	—	—	(17)
Gain/(loss) on sale, net of tax (1)	—	1	(5)
Income/(loss) from discontinued operations, net of tax	$—	1	$(22)

(1)

The gain for the year ended December 31, 2011 primarily related to a Publications property that was previously sold. The $5 million loss (net of a tax benefit of $3 million) for the year ended December 31, 2010 includes the net loss on the sale of the remaining Publications properties.